Supplement dated December 17, 2020

to the Prospectus dated October 31, 2020

This Supplement updates certain information in the Prospectus for the Penn Capital Defensive Floating Rate Income Fund, Penn Capital Defensive Short Duration High Income Fund, Penn Capital Opportunistic High Income Fund, Penn Capital Managed Alpha SMID Cap Equity Fund, Penn Capital Special Situations Small Cap Equity Fund, Penn Capital Micro Cap Equity Fund, and Penn Capital Enterprise Value Small Cap Equity Fund (the “Funds”), each a series of the PENN Capital Funds Trust (the “Trust”). You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-844-302-PENN or at www.penncapitalfunds.com.

The following supplements the information about the Funds’ investment adviser, Penn Capital Management Company, Inc. (“Penn Capital”).

On December 10, 2020, Spouting Rock Asset Management, LLC announced that it signed a definitive agreement to acquire a majority interest in Penn Capital (the “Transaction”). The Transaction is expected to close on or about March 31, 2021. The Transaction is subject to certain conditions to closing. In connection with this announcement, the Funds’ Board of Trustees (the “Board”) will meet to consider various matters related to the Transaction affecting the Funds. The Funds’ Prospectus will be further supplemented to announce the Board’s determinations.
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